SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report
(Date of earliest event reported):                             February 28, 2001




                   INTERNATIONAL CAVITATION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


   Colorado                           0-9015                      84-0768695
---------------                    -----------              --------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                12407 South Memorial Drive, Bixby Oklahoma        74008
              ----------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code        (918) 369-5950
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

Item 5. Other Events

(a)     Pending Litigation.

        On February 28, 2001, the Registrant and its wholly-owned subsidiary, Big Blue, Inc., were sued in state court in Tulsa, Oklahoma, by Carmine Funding Corporation ("Carmine"), for breach of contract arising out of a Master Account Receivable Purchase Agreement between the Company and Carmine. The complaint alleges that the Company owes Carmine approximately $470,000 for accounts receivable that were purchased and sold to Carmine which were not collected and for which recourse is sought against the Company. Management believes that it will ultimately collect upon the receivables sold to Carmine and that the suit will not have a material adverse effect upon the Company and its financial condition; however, no assurances to that effect can be given. In any event, the Company will incur costs in defending against the complaint pending the collection, if any, of the accounts receivable sold to Carmine.

(b)     Risk Factors.

        An investment in our common stock is highly speculative in nature, involves a high degree of risk and should be made only by persons who can afford to lose the entire amount invested. Before purchasing our common stock prospective purchasers should carefully consider the following factors relating to our business and prospects.

We are a development stage company and lack significant revenues.

        From 1993 to September 1998, we were inactive and conducted no business activities of any kind. In 1998, control of our Company was acquired by the shareholders of Ion Collider Technologies, which holds patents relating an ion collider technology. Since the acquisition, our activities have consisted primarily of developing the ion collider technology and licensing it to third parties. For our fiscal year ended May 31, 2000, our total revenues were $899,000, compared to $255,669 for the fiscal year ended May 31, 1999. For the six months ended November 30, 2000 and 1999, our total revenues were $774,000 and $276,000, respectively. As a result of our limited revenues and the lack of a meaningful period of operating history, there is little historical perspective upon which investors can base an assessment of our potential. We have experienced in the past and will likely experience in the future many of the problems, delays and expenses encountered by any early stage business, some of which are beyond our control. These include, but are not limited to,

       - substantial  delays and expenses related to developing our technology;
       - competition from larger and more established companies with proven technologies;
       - lack of market acceptance of our technology;
       - lack of cash sufficient to meet our obligations, or to retain competent employees or to adequately develop our business and technology.

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

We have a history of losses and our future profitability is uncertain.

        To date, we have incurred significant losses. At May 31, 2000, our accumulated deficit was ($1,573,00). In our fiscal year ended May 31, 2000, we lost ($792,000). For the six months ended November 30, 2000, we lost ($131,000). There is no assurance that we will ever become profitable. Our losses have resulted primarily from significant costs associated with the development of our technology, our efforts at marketing our technology through license arrangements with third parties and our efforts to raise capital. We expect to incur additional operating losses in the future unless and until our licensing fees generate sufficient revenues to offset expenditures. There is no assurance that we will ever generate sufficient revenues to fund continuing operations or that we will generate positive cash flow from operations in any future period.

Our audited financial statements for the fiscal year ended May 31, 2000 contain "going concern" language.

        The auditor's report on our financial statements for the fiscal year ended May 31, 2000 states that because of recurring operating losses and our continued experience of negative cash flows from operations, there is substantial doubt about our ability to continue as a going concern. A "going-concern" opinion indicates that the financial statements have been prepared assuming we will continue as a going-concern and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

We need additional financing to fund our operations. At present, we lack sufficient funds to finance our activities for the next twelve months.

        We will need additional capital to continue our operations. If we are unable to obtain additional funding on satisfactory terms and reduce our operating losses, we will have to consider selling some or all or our technologies, reduce or discontinue some or all of our operations and/or apply for protection from our creditors under the federal bankruptcy laws. In addition, we have existing obligations some of which are secured by all or a portion of our assets, including our patents and technology. Satisfying these obligations will require raising additional capital.

        Our  ability  to  meet  our  liquidity   requirements  and  to  continue
operations will depend on the following:

        - our ability to raise additional capital, including our ability to draw down money under an investment agreement with Swartz Private Equity LLC ("Swartz"); and

        - Our ability to find new licensees for our technology and the commercial application of our technology by these and existing licensees.

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

        The lack of adequate financing could force us to substantially delay, curtail or cease operations and would therefore have a material adverse effect on our business. Further, there can be no assurance that any required funds, if available, will be available on attractive terms or that they will not have a significantly dilutive effect on our existing shareholders.

We may be unable to obtain sufficient funds from the Swartz equity line to meet our liquidity needs.

        Our existing investment agreement with Swartz allows us to "put" shares of our Common Stock to Swartz, subject to certain conditions. There is no assurance that we will be able to satisfy these conditions which include, among others, that we have an effective registration for the resale of the shares. We do not currently have an effective registration statement. The future market price and volume of trading of our common stock limits the rate at which we can obtain money under the Swartz equity line agreement. Further, we may be unable to satisfy the conditions contained in the Swartz equity line which would result in our inability to draw down money on a timely basis, or at all. If the price of our common stock declines, or trading volume in our common stock is low, we will be unable to obtain sufficient funds to meet our liquidity needs. We do not at this time have any other sources of financing, or commitments for financing, in place to satisfy our liquidity needs.

        There currently is some doubt as to whether we have an existing, binding agreement with Swartz. In February, 2001, we were advised by Swartz that certain unspecified amendments were required in our agreement before we could file a registration statement with the SEC. Since that time, we have had no further communication with Swartz.

We may not be able to find new licensees for our technology or to obtain royalty income from existing or future licensees sufficient to meet our liquidity needs.

        Our future cash requirements could also be supplement or even satisfied by increased revenues from the licensing of our technology. However, there is no assurances that we will find new licensees or that existing or new licensees will be able to commercially implement our technology.

Our technology is in various stages of development and there can be no assurance that it can be profitably implemented.

        Our technology and its possible applications are in various stages of development. There can be no assurance that our technology can be successfully introduced due to the inherent risks of new technology development, limitations on financings, competition, obsolescence, loss of key personnel and other factors. Although our technology has been licensed to third parties for a variety of applications, there can be no assurance that the third parties will be successful and will generate meaningful revenues.

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

Our future is dependent on market acceptance of our technology.

        Our future is entirely dependent upon the success of our technology in the market. There can be no assurance that our technology will achieve market acceptance such that, if accepted, it will sustain us or allow us to achieve profitable operations.

Our business is subject to significant competition and the threat of possible technical obsolescence.

        Our technology has several potential applications, including environmentally related soil remediation and water treatment and enhanced oil recovery. These and other applications can also be performed by other technologies that are owned and operated by competitors that have far greater capital resources, greater experience, and more significant research and development staffs, marketing and distribution programs and facilities than we have. In addition, one or more of our competitors may succeed or may have already succeeded in developing technologies and products that are more effective than any of those offered or being developed by us, thereby rendering our technology obsolete or noncompetitive.

Our  patents  and  proprietary   rights  are  subject  to  uncertainty  and  the
possibility exists that we may be infringing upon the intellectual property rights of others.

        We rely on a combination of patents, copyright and trade secret laws, confidentiality procedures and licensing arrangements to protect our intellectual property rights. We currently have five U.S. patents issued and are considering additional patent applications. There can be no assurance that our patents will not be challenged and invalidated or that any claims allowed from our existing patents will be of sufficient scope or strength so as to provide us meaningful protection or any commercial advantage over our competitors. Competitors may also be able to design around our patents.

        The issuance of a patent does not necessarily mean that our technology does not infringe upon the intellectual property rights of others. Accordingly, there can be no assurance we will not be subject to infringement claims from other parties. Problems with patents or other rights could potentially increase the cost of our services or delay or preclude new product development and commercialization. If infringement claims against us are valid, we may seek licenses that might not be available on acceptable terms or at all. Litigation could be costly and time-consuming but may be necessary to protect our patents and/or technology license positions or to defend against infringement claims. A successful challenge to our technology could have a materially adverse effect on our business prospects.

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


Our performance is dependent on the skill of key personnel and the ability of our licensees to successfully implement our technology.

        Our performance is substantially dependent on the performance of our executive officers and key technical employees. Given our lack of operating history and profitability, we are dependent on our ability to retain and motivate high quality personnel, especially in management and highly skilled technical positions. In addition, we are dependant upon our ability to license third parties who have the financial resources and management, operating and marketing skills to commercially develop our technology and produce royalty income. We do not have "key person" life insurance policies on any of our executive officers or employees. The loss of the services of any of our executive officers or other technical employees, or the loss of any of the key individuals at any of our licensees, could have a material adverse effect on our business.

Future sales of shares of our common stock in the market could adversely effect the market price of our common stock.

        Future sales of our Common Stock in the market by existing stockholders pursuant to Rule 144 under the Securities Act or pursuant to registered offerings could have an adverse effect on the price of the Securities. As of March 6, 2001, we had 9,687,753 shares of Common Stock outstanding, the vast majority of which were eligible for sale pursuant to Rule 144, subject to volume restrictions. No shares of Common Stock are currently registered for sale under the Securities Act.

We do not anticipate paying any dividends on our Common Stock in the foreseeable future.

        We do not contemplate paying cash dividends in the foreseeable future. Future dividends will depend on our earnings, if any, and our financial and working capital requirements.

There is a trading risk for low-priced stocks.

        Our Common Stock is currently defined as a "penny stock" under the Exchange Act and rules of the Securities and Exchange Commission ("SEC") adopted thereunder. These penny stock rules generally impose additional sales practice and disclosure requirements upon broker-dealers who sell our Common Stock to persons other than certain "accredited investors" (generally, institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 jointly with spouse) or in transactions not recommended by the broker-dealer. For transactions covered by the penny stock rules, the broker-dealer must make a suitability determination for each purchaser and receive the purchaser's written agreement prior to the sale. In addition, the broker-dealer must make certain mandated disclosures in penny stock transactions, including the actual sale or purchase price and actual bid and offer quotations, and the compensation to be received by the broker-dealer and certain associated persons, and deliver certain disclosures required by the SEC. Consequently, the penny stock rules may affect the ability of broker-dealers to make a market in or trade our Common Stock and thus may also affect the ability of purchasers of shares to resell those shares in the public markets.

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

We have a limited trading market for our Common Stock and are subject to possible market volatility.

        Our Common Stock is traded on the OTC Electronic Bulletin Board, a screen-based trading system operated by the National Association of Securities Dealers, Inc. Securities traded on the Bulletin Board are, for the most part, thinly traded and, as the preceding Risk Factor indicates, subject to special regulations not imposed on securities listed or traded on the National Association of Securities Dealers Automated Quotation system or on a national securities exchange. Our shares have experienced in the past and are expected to experience in the future significant price and volume volatility, increasing the risk of ownership to investors.

We have outstanding a significant number of options and warrants that could dilute existing shareholders.

        As of March 6, 2001, we had outstanding rights to purchase an aggregate of 9,913,254 shares of common stock at exercise prices ranging from $0.50 to $1.167 per share. All of these outstanding rights are immediately exercisable. In addition, we have reserved 700,000 shares for future grants under our 2001 stock option plan.To the extent that these rights are exercised, dilution to our shareholders will occur. Moreover, the terms upon which we could obtain additional equity capital may be adversely affected, since the holders of these rights can be expected to exercise or convert them at a time when we would, in all likelihood, be able to obtain any needed capital on terms more favorable to us than the exercise terms provided in such securities.

The exercise of our put rights under the Swartz agreement may substantially dilute the interests of other security holders.

        We will issue shares to Swartz upon exercise of our put rights at a price equal to the lesser of:

        - the market price for each share of our common  stock minus $.10;  or
        - 92% of the market price for each share of our common stock.

        Accordingly, the exercise of our put rights may result in substantial dilution to the interests of the other holders of our common stock. Depending on the price per share of our common stock during the three year period of the Swartz investment agreement, we may need to register additional shares for resale or seek an amendment to our articles of incorporation, to access the full amount of financing available. If we are unable to register the additional shares of common stock, we may experience delays in, or be unable to, access some of the $20 million available from Swartz under our put rights.

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

The sale of material amounts of our common stock could reduce the price of our common stock and encourage short sales.

        If and when we exercise our put rights and sell shares of our common stock to Swartz and if and to the extent that Swartz sells the common stock, our common stock price may decrease due to the additional shares in the market. If the price of our common stock decreases, and if we decide to exercise our right to put shares to Swartz, we must issue more shares of our common stock for any given dollar amount invested by Swartz. This may encourage short sales, which could place further downward pressure on the price of our common stock.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "believes," "expects," "may," "will," "should," "seeks," "pro forma," "anticipates," "intends" and similar expressions are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Specifically, this Form 10-K contains forward-looking statements regarding:

        - our ability to obtain sufficient liquidity and capital to fund our operations and to continue as a going concern;

        - our ability to successfully develop and market our technology on a profitable basis or at all;

        -  future   advances  in  technology  by  others  that  may  render  our technology obsolete;

        -  competition from companies; and

        - risks associated with obtaining and maintaining patents and other protections on intellectual property and patents obtained by others that may adversely affect us.

        We wish to caution readers that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results will almost certainly differ from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors discussed above. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     International Cavitation Technologies, Inc.

Dated: March 12, 2001                By:/s/ David N. Shroff
                                        ----------------------------------------
                                        David N. Shroff
                                        Chief Executive and
                                        Chief Financial Officer

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